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                                                                     EXHIBIT N.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports on Sirrom Capital Corporation (and to all references to our Firm) included in or made a part of this Registration Statement on Form N-2.

                                          ARTHUR ANDERSEN LLP

Nashville, Tennessee
January 9, 1997